Exhibit 99.1

Payoneer Reports First Quarter 2023 Financial Results

40% revenue growth with increasing profitability year-over-year

Strategic focus on driving acquisition of customers who meet our Ideal Customer Profiles (“ICPs”)

Raises 2023 Guidance

Board of Directors authorizes $80 million share repurchase program

NEW YORK – May 9, 2023 – Payoneer Global Inc. (“Payoneer” or the “Company”) (NASDAQ: PAYO), the financial technology company empowering the world’s small and medium sized businesses to transact, do business and grow globally, today reported financial results for its first quarter ended March 31, 2023.

First Quarter 2023 Financial Highlights

($ in mm)	1Q 2022	2Q 2022	3Q 2022	4Q 2022	1Q 2023	YoY Change
Revenue	$137.0	$148.2	$158.9	$183.6	$192.0	40%
Transaction costs as a % of revenue	18.7%	17.7%	17.6%	16.6%	14.1%	(460 bps)
Revenue less transaction costs	$111.4	$122.0	$130.9	$153.2	$164.9	48%
Net income (loss)	20.2	4.4	(26.5)	(10.2)	7.9	(61%)
Adjusted EBITDA	10.4	14.7	12.7	10.6	38.8	273%

Operational Metrics
Active Ideal Customer Profiles (ICPs) ('000s)[1]	453	467	479	488	491	9%
Volume ($bn)	$14.6	$14.6	$15.1	$16.9	$15.7	8%
Revenue as a % of volume ("Take Rate")	94 bps	101 bps	105 bps	109 bps	122 bps	28 bps

1.	Beginning in 2023, Payoneer shifted strategic focus on driving acquisition of customers who meet our Ideal Customer Profiles (ICPs) and will be disclosing this metric on a quarterly basis going forward. Active ICPs are defined today as customers with a Payoneer Account that have on average over $500 a month in volume and were active over the trailing twelve-month period.

“We are in the very early innings of unlocking our full potential to be the global financial operating partner for emerging market SMBs,” said John Caplan, Chief Executive Officer of Payoneer. “At the beginning of 2023, we committed to operating with a greater focus on customer segments and to growing the number of customers who meet our Ideal Customer Profiles. Active ICPs generate the vast majority of our volume and revenue, and in the first quarter we delivered 9% year-over-year growth in the number of active ICPs on our platform.”

“We continue to generate meaningful revenue growth and margin expansion while investing to create a scalable platform that enables global commerce for our customers. In the first quarter, we expanded our go-to-market operations to cover high growth potential markets, launched new product features, and grew our partnership ecosystem. We are pleased to announce that our Board of Directors has approved a share repurchase program, underscoring our confidence in the strength of our business and our conviction in our ability to capture the significant opportunities ahead of us.”

First Quarter 2023 Business Highlights

•	25%+ year-over-year revenue growth in every region, with 50%+ revenue growth in key markets such as Vietnam, Argentina, Mexico, Colombia, and the UAE
•	Launched Poland as a new high growth, large addressable market with local, in-country sales presence
•	B2B AP/AR volume increased 2% year-over-year (23% excluding the impact of customers actively exited in 3Q’22) and represented 11% of total volume
•	50%+ growth in virtual Commercial Card usage and more than doubled penetration year-over-year
•	Grew the number of merchants using our Checkout services by 50%+ sequentially and we remain optimistic about the long-term growth potential of Merchant Services
•	Extended long-term relationships, including with Airbnb and Upwork, both for another three years
•	Signed new marketplace relationships across multiple continents, including Mirakl in the US, OnBuy in the UK, and PKfare in China

•	Extended offering to more SMBs by collaborating with Zoho to provide payment solutions to SMBs and freelancers working globally in India, Australia, New Zealand, the UK, and the Philippines
•	Initial launch of a new AI driven predictive model that seeks to estimate the future profitability of new registrants, enabling more scalable and efficient operations
•	$5.5 billion of customer funds as of March 31, 2023, up $837 million or 18% year-over-year

Payoneer Board of Directors authorizes $80 million share repurchase program

On May 7, Payoneer’s Board of Directors authorized the repurchase of up to $80 million of the company’s outstanding common stock. Share repurchases may take place from time to time, in the open market, through privately negotiated transactions or other means including in accordance with Rule 10b-18 and/or Rule 10b5-1 of the Exchange Act. The timing and total amount of repurchases is subject to business and market conditions and the company’s discretion. The share repurchase program will have a term of 24 months, may be suspended or discontinued at any time, and does not obligate the company to acquire any amount of common stock.

2023 Guidance

Payoneer delivered 40% year-over-year revenue growth and significant adjusted EBITDA profitability growth,” said Bea Ordonez, Chief Financial Officer. “Strong momentum to start the year reflects continued customer acquisition, growth of high value services, as well as increased interest income revenue from customer funds held on our platform. Despite the volatility in the US banking sector in the first quarter, our customers’ continued trust in Payoneer drove an 18% increase in customer funds year-over-year, outpacing overall volume growth of 8%. The strength and stability of our global banking infrastructure is one of our key strengths.”

“We are raising our full year 2023 guidance. Our updated guidance reflects strong first quarter results, $200 million of interest income revenue for the full year, as well as the impact of macro pressures on our customers’ businesses, and greater discipline around operating expenses. We remain committed to investing in our business to drive long-term profitable growth.”

2023 guidance is as follows:

Revenue	$810 million - $820 million
Transaction costs	~15.5% of revenue
Adjusted EBITDA (1)	$140 million to $150 million

(1)	Please refer to “Financial Information; Non-GAAP Financial Measures” below

Guidance for fiscal year, where adjusted, is provided on a non-GAAP basis, which Payoneer will continue to identify as it reports its future financial results. The Company cannot reconcile its expected adjusted EBITDA to expected net income under “2023 Guidance” without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s GAAP financial results.

Webcast

Payoneer will host a live webcast of its earnings on a conference call with the investment community beginning at 8:30 a.m. ET today, May 9, 2023. To access the webcast, go to the investor relations section of the Company’s website at https://investor.payoneer.com. A replay will be available on the investor relations website following the call.

About Payoneer

Payoneer is the financial technology company empowering the world’s small and medium-sized businesses to transact, do business and grow globally. Payoneer was founded in 2005 with the belief that talent is equally distributed, but opportunity is not. It is our mission to enable anyone anywhere to participate and succeed in the global digital economy. Since our founding, we have built a global financial platform that has already made it easier for millions of SMBs, particularly in emerging markets, to pay and get paid, manage their funds, and grow their business.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of Payoneer, may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Payoneer’s future financial or operating performance. For example, projections of future revenue, transaction cost and adjusted EBITDA are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “plan,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in applicable laws or regulations; (2) the possibility that Payoneer may be adversely affected by geopolitical and other economic, business and/or competitive factors; (3) Payoneer’s estimates of its financial performance; (4) the outcome of any known and/or unknown legal or regulatory proceedings; and (5) other risks and uncertainties set forth in Payoneer’s Annual Report on Form 10-K for the period ended December 31, 2022 and future reports that Payoneer may file with the SEC from time to time. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Payoneer does not undertake any duty to update these forward-looking statements.

Financial Information; Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Payoneer uses these non-GAAP measures to compare Payoneer’s performance to that of prior periods for budgeting and planning purposes. Payoneer believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Payoneer’s results of operations. Payoneer's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and Payoneer does not recommend the sole use of these non-GAAP measures to assess its financial performance. Payoneer management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Payoneer’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Payoneer’s financial statements, which are included in Payoneer’s Annual Report on Form 10-K for the year ended December 31, 2022 and its subsequent Quarterly Reports on Form 10-Q, and not rely on any single financial measure to evaluate Payoneer’s business.

Non-GAAP measures include the following item:

Adjusted EBITDA: We provide adjusted EBITDA, a non-GAAP financial measure that represents our net income (loss) adjusted to exclude: M&A related income, stock-based compensation expenses, reorganization related expenses, share in losses (gain) of associated company, gain from change in fair value of warrants, other financial expense (income), net, taxes on income, and depreciation and amortization.

Other companies may calculate the above measure differently, and therefore Payoneer’s measures may not be directly comparable to similarly titled measures of other companies.

Investor Contact:

Michelle Wang

investor@payoneer.com

Media Contact:

PR@payoneer.com

TABLE - 1

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	(Unaudited)
	Three months ended
	March 31,
	2023	2022

Revenues	$192,014	$136,958

Transaction costs (Exclusive of depreciation and amortization shown separately below and inclusive of $421 and $320 interest expense and fees associated with related party transaction during the three months ended March 31, 2023 and 2022, respectively)	27,081	25,575
Other operating expenses (Exclusive of depreciation and amortization shown separately below)	40,095	34,759
Research and development expenses	29,280	25,915
Sales and marketing expenses	47,826	34,469
General and administrative expenses	26,681	18,128
Depreciation and amortization	6,039	4,455
Total operating expenses	177,002	143,301

Operating income (loss)	15,012	(6,343)

Financial income (expense):
Gain (loss) from change in fair value of Warrants	(252)	31,196
Other financial income (expense), net	2,350	(2,695)
Financial income, net	2,098	28,501

Income before taxes on income and share in gains of associated company	17,110	22,158

Taxes on income	9,172	1,967

Share in gains of associated company	—	20

Net income	$7,938	$20,211

Other comprehensive income, net of tax
Foreign currency translation adjustments	—	390
Other comprehensive income, net of tax	—	390

Comprehensive income	$7,938	$20,601

Per Share Data
Net income per share attributable to common stockholders — Basic earnings per share	$0.02	$0.06
— Diluted earnings per share	$0.02	$0.06

Weighted average common shares outstanding — Basic	360,220,161	342,324,722
Weighted average common shares outstanding — Diluted	388,308,279	365,992,174

Disaggregation of revenue

The following table presents revenue recognized from contracts with customers as well as revenue from other sources, consisting of interest income:

	Three months ended
	March 31,
	2023	2022
Revenue recognized at a point in time	$131,892	$125,943
Revenue recognized over time	10,064	10,156
Revenue from contracts with customers	141,956	136,099
Revenue from other sources	50,058	859
Total revenues	$192,014	$136,958

The following table presents our revenue disaggregated by primary regional market, with revenues being attributed to the country (in the region) in which the billing address of the transacting customer is located.

	Three months ended
	March 31,
	2023	2022
Primary regional markets
Greater China[1]	$63,960	$43,041
Europe[2]	38,621	28,461
North America[3]	25,536	20,276
Asia-Pacific[2]	25,381	19,019
South Asia, Middle East and North Africa[2]	19,945	15,412
Latin America[2]	18,571	10,749
Total revenues	$192,014	$136,958

1. Greater China is inclusive of mainland China, Hong Kong and Taiwan

2. No single country included in any of these regions generated more than 10% of total revenue

3. The United States is our country of domicile. Of North America revenues, the US represents $24,575 and $19,782 during the three months ended March 31, 2023 and 2022, respectively.

TABLE - 2

PAYONEER GLOBAL INC.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA (UNAUDITED)

(U.S. dollars in thousands)

	Three months ended
	March 31,
	2023	2022
Net income	$7,938	$20,211
Depreciation and amortization	6,039	4,455
Taxes on income	9,172	1,967
Other financial income (expense), net	(2,350)	2,695
EBITDA	20,799	29,328
Stock based compensation expenses(1)	16,927	12,908
Share in gain of associated company	—	(20)
M&A related expense (income)(2)	774	(619)
Loss (gain) from change in fair value of Warrants(3)	252	(31,196)
Adjusted EBITDA	$38,752	$10,401

	Three months ended,
	Mar. 31, 2022	June 30, 2022	Sept. 30, 2022	Dec. 31, 2022	Mar. 31, 2023

Net income (loss)	$20,211	$4,422	$(26,452)	$(10,151)	$7,938
Depreciation & amortization	4,455	5,171	5,899	5,333	6,039
Taxes on income	1,967	1,374	2,635	7,610	9,172
Other financial expenses (income), net	2,695	4,824	3,617	(1,005)	(2,350)
EBITDA	29,328	15,791	(14,301)	1,787	20,799
Stock based compensation expenses(1)	12,908	11,890	13,525	13,827	16,927
Share in losses (gain) of associated company	(20)	7	2	13	—
M&A related expense (income)(2)	(619)	(116)	(1,588)	—	774
Loss (gain) from change in fair value of Warrants(3)	(31,196)	(12,831)	15,095	(5,031)	252
Adjusted EBITDA	$10,401	$14,741	$12,733	$10,596	$38,752

(1)	Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.
(2)	Amounts for the three months ended March 31, 2023 relate to M&A-related third-party fees, including related legal, consulting and other expenditures. Amounts for the three months ended March 31, 2022 relates to a non-recurring fair value adjustment of a liability related to our 2020 acquisition of optile.
(3)	Changes in the estimated fair value of the warrants are recognized as gain or loss on the condensed consolidated statements of comprehensive income. The impact is removed from EBITDA as it represents market conditions that are not in control of the Company.

TABLE - 3

PAYONEER GLOBAL INC.

EARNINGS PER SHARE (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	(Unaudited)
	Three months ended March 31,
	2023	2022
Numerator:
Net income	$7,938	$20,211
Denominator:
Weighted average common shares outstanding —
Basic	360,220,161	342,324,722
Add:
Dilutive impact of RSUs and options to purchase common stock	27,332,566	22,968,556
Dilutive impact of private warrants	755,552	698,896
Weighted average common shares – diluted	388,308,279	365,992,174
Net income per share attributable to common stockholders — Basic earnings per share	$0.02	$0.06
Diluted earnings per share	$0.02	$0.06

TABLE - 4

PAYONEER GLOBAL INC.

CONSOLIDATED BALANCE SHEETS

(U.S. dollars in thousands, except share and per share data)

	March 31,	December 31,
	2023	2022
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$544,542	$543,299
Restricted cash	9,525	2,882
Customer funds	5,467,274	5,838,612
Accounts receivable (net of allowance of $246 at March 31, 2023 and December 31, 2022)	10,831	12,878
Capital advance receivables (net of allowance of $5,415 at March 31, 2023 and $5,311 at December 31, 2022)	42,073	37,155
Other current assets	44,521	36,278
Total current assets	6,118,766	6,471,104
Non-current assets:
Property, equipment and software, net	14,335	14,392
Goodwill	19,889	19,889
Intangible assets, net	50,065	45,444
Restricted cash	4,851	4,848
Deferred taxes	2,363	4,169
Investment in associated company	—	6,429
Severance pay fund	1,072	1,095
Operating lease right-of-use assets	15,223	15,260
Other assets	11,154	12,021
Total assets	$6,237,718	$6,594,651
Liabilities and shareholders’ equity:
Current liabilities:
Trade payables	$31,767	$41,566
Outstanding operating balances	5,467,274	5,838,612
Other payables	87,051	97,334
Total current liabilities	5,586,092	5,977,512
Non-current liabilities:
Long-term debt from related party	17,120	16,138
Warrant liability	26,166	25,914
Other long-term liabilities	31,494	29,831
Total liabilities	5,660,872	6,049,395
Commitments and contingencies

Shareholders’ equity:
Preferred stock, $0.01 par value, 380,000,000 shares authorized; no shares were issued and outstanding at March 31, 2023 and December 31, 2022.	—	—
Common stock, $0.01 par value, 3,800,000,000 and 3,800,000,000 shares authorized; 359,202,123 and 352,842,025 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively.	3,592	3,528
Additional paid-in capital	674,021	650,433
Accumulated other comprehensive income (loss)	(176)	(176)
Accumulated deficit	(100,591)	(108,529)
Total shareholders’ equity	576,846	545,256
Total liabilities and shareholders’ equity	$6,237,718	$6,594,651

TABLE - 5

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(U.S. dollars in thousands)

	Three months ended
	March 31,
	2023	2022
Cash Flows from Operating Activities
Net income	$7,938	$20,211
Adjustment to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,039	4,455
Deferred taxes	1,806	1,523
Stock-based compensation expenses	16,927	13,114
Share in gains of associated company	—	(20)
Loss (gain) from change in fair value of Warrants	252	(31,196)
Foreign currency re-measurement loss (gain)	(416)	77
Changes in operating assets and liabilities:
Other current assets	(8,159)	(4,622)
Trade payables	(10,090)	176
Deferred revenue	323	(160)
Accounts receivable, net	2,047	(481)
Capital advance extended to customers	(71,184)	(67,706)
Capital advance collected from customers	66,266	76,356
Other payables	(10,414)	(10,794)
Other long-term liabilities	(635)	(1,050)
Operating lease right-of-use assets	2,335	2,381
Other assets	867	108
Net cash provided by operating activities	3,902	2,372

Cash Flows from Investing Activities
Purchase of property, equipment and software	(1,764)	(2,690)
Capitalization of internal use software	(7,588)	(3,812)
Severance pay fund distributions, net	23	46
Customer funds in transit, net	(53,628)	34,409
Net cash inflow from acquisition of remaining interest in joint venture	5,953	—
Net cash provided by (used in) investing activities	(57,004)	27,953

Cash Flows from Financing Activities
Proceeds from issuance of common stock in connection with stock based compensation plan	5,865	3,681
Outstanding operating balances, net	(371,338)	229,299
Borrowings under related party facility	9,842	7,163
Repayments under related party facility	(8,859)	(6,532)
Net cash provided by (used in) financing activities	(364,490)	233,611

Effect of exchange rate changes on cash and cash equivalents	515	(78)

Net change in cash, cash equivalents, restricted cash and customer funds	(417,077)	263,858
Cash, cash equivalents, restricted cash and customer funds at beginning of period	6,386,720	4,838,433
Cash, cash equivalents, restricted cash and customer funds at end of period	$5,969,643	$5,102,291
Supplemental information of investing and financing activities not involving cash flows:
Property, equipment, and software acquired but not paid	$400	$147
Internal use software capitalized but not paid	$2,609	$1,265
Right of use assets obtained in exchange for new operating lease liabilities	$2,298	$7,303